Exhibit 99.3
April 8, 2008 Investor Presentation

Forward-Looking Statements This presentation contains, in addition to historical information, certain forward-looking statements that are based on our current assumptions, expectations and projections about future events. These forward-looking statements are necessarily estimates reflecting the best judgment of our senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward- looking statements. Investors should consider the information contained in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended November 25, 2007, especially in the sections entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors," our subsequent Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Other unknown or unpredictable factors also could have material adverse effects on our future results, performance or achievements.

Best Known Apparel Brands in the World

Diversified Globally North America Net Revenue Operating Margin $2,541MM 15.4% Europe Net Revenue Operating Margin $1,016MM 21.7% Asia Net Revenue Operating Margin $805MM 15.2% FY 2007

Voted #1 Global Jeans Brand "The clear global favorite is Levi's with more than one in five respondents nominating the classic brand as their most preferred choice." - Synovate, March 3, 2008 Starred on "Project Runway" Recent Collaboration with Nike Updates - Levi's(r) Brand

Updates - Dockers(r) Brand Sponsorship of AT&T Pebble Beach National Pro-Am New marketing campaign Opened first retail store in China

LS&CO. Strategies Grow through innovation and premiumization Extend our brands globally Expand and enhance our wholesale business Accelerate growth with controlled retail Embed a culture of sustained, profitable growth Relentless focus on productivity

Men Other 4th Qtr East 72 28 20.4 West 30.6 38.6 31.6 North 45.9 46.9 43.9 Product & marketing innovation Extending brands: categories & consumers Focus on premium categories 2007 Innovation & Premiumization Consumer Group Mix Men 72% Women and Kids 28%

Leading jeans brand globally Accelerate growth globally Leverage global presence Source: Retail Forward, Global Soft Goods Retailing, March 2007, CAGR is a measure of nominal spending 2006-2011 Clothing & Footwear CAGR for key growing markets Extend Brands Globally Malaysia China Vietnam India Turkey Argentina Philippines Russia 9.6% 10.3% 10.4% 10.5% 11.2% 11.6% 12.7% 9.6% 16% Indonesia

Global Brands 2007 Net Revenue N. America 58% 2007 Operating Income N. America 53% U.S. Levi's(r) brand performing well U.S. Dockers(r) Women's growing U.S. Signature being repositioned North America Net Revenue Operating Income % Margin 2007 2,541 392 15% vs. PY Stable (2)% Stable

2007 Net Revenue Europe 23% Europe 30% 2007 Operating Income Global Brands Solid growth across all markets, helped by currency Operating income up double digits Investing in more advertising Europe 2007 1,016 221 22% vs. PY 13% 15% Stable Net Revenue Operating Income % Margin

Net Revenue Operating Income % Margin 2007 805 122 15% vs. PY 6% (14)% (3)ppt 2007 Net Revenue APD 19% APD 17% 2007 Operating Income Global Brands Strong growth in emerging markets Addressing challenges in mature markets Asia Pacific

Net Revenue Operating Income % Margin Global Brands 2008 vs PY 174 8% 31 12% 18% Stable Americas Q1 results reflect weak Signature brand performance, early U.S. shipments Europe delivering solid growth, helped by currency Asia growth from emerging markets, helped by currency 2008 Q1 Results 2008 vs PY 329 15% 99 15% 30% Flat 2008 vs PY 580 (2)% 91 (2)% 16% Flat Europe Asia Pacific Americas

2006 2007 96 94 4 6 Drive consumer traffic and demand Generate competitive economics New, more premium doors Differentiated assortments Company- operated Stores Wholesale Sources of Revenue Wholesale 96% 4% Growth in Wholesale 94% 6%

2005 2006 2007 67 138 200 Incremental distribution Showcase full breadth of product offerings Retail insights to wholesale customers Growth in Company- operated Retail Company-operated Stores 67 138 200 Company-operated Retail Dockers(r) Levi's(r)

Attract and develop world class talent Focus on Total Shareholder Return Performance Culture Global scale Procurement efficiencies Working capital management Productivity Sustained, profitable growth Productivity & Profitable Growth

LS&CO. Transformation 2007 4% Growth 15% $460MM $1.8B 2003 1% Decline 8% ($349MM) $2.2B Net Revenue1 Operating Margin Net Income Net Debt2 1 % change vs. prior year, as reported 2 Net Debt = Gross Debt (Excl. Capital Lease) minus Cash (including cash equivalents and restricted cash)

2003 - 2007 Financial Performance Net Revenue Operating Income 2003 2004 2006 2007 $4,361 $641 $4,150 $313 ($31) 2005 EBT $376

LS&CO. Q1 Financials Net Revenue up, helped by currency Operating income reflects lower benefit plan curtailment gain Continued solid gross and operating margins Net income reflects lower interest and tax rate 2008 2007 Revenue Net Revenue $1,083 4% 100% Key Financials % vs. % of Net Gross Profit 545 10% 50% SG&A 356 21% 33% Operating Income 187 (1)% 17% Net Income 97 12% 9%

Redefined business model Sharpened brand positioning Improved product & brand equity Invested in growth Productivity to fuel investments Closed manufacturing Overhead reduction Customer/product profitability Driving cash flow and generating savings through 2007 Build business and invest LS&CO. Transformation 40,000 jobs

Debt Restructuring Completed 2005 2006 2007 East 264 251 216 $1.8B Net Debt $2.1B Interest Expense ($MM) $264 $251 $216 18% Reduction Change in Net Debt $62 $(148) $(134)

2003 2005 2007 Rates 0.1225 0.0975 0.074 Reduced Incremental Borrowing Rates $575MM 12.25% Notes $450MM 9.75% Notes $325MM L+2.25% Loan $250MM L+2.50% Loan L = 3 month LIBOR as of 11/25/07

2012 2013 2014 2015 2016 ABL - Borrowed 232 ABL - Reserved 79 ABL - Available 439 8.625% Euro Notes due 2013 374 Term Loan - Unsecured 323 9.75% Notes due 2015 450 8.875% Notes due 2016 350 4.25% Yen Notes due 2016 187 Debt Maturities at Q1 2008 ABL - Borrowed 8.625% Euro Notes due 2013 8.875% Notes due 2016 ABL - Reserved Term Loan - Unsecured - due 2014 4.25% Yen Notes due 2016 ABL - Available 9.75% Notes due 2015 Maturity: ABL $750 * Trademark Tranche debt amortizes at $18 MM/Quarter thru October 2009, with availability increasing commensurately under overall credit facility of $750 MM $ millions

Sustain Strong Margins 5.4 13.3 13.3 13.9 14.7 Liz Claiborne VF Nike Ralph Lauren LS&CO. 2007 Operating Income % of Net Revenue Peer Group 13.3 46.4 46.8 53.6 43.5 44.4 2007 Gross Profit % of Net Revenue Peer Group 45.4 18.9 25.2 25.4 35.4 Nike* VF LS&CO. Ralph Lauren Liz Claiborne Peer Group 30.3 37.1 2007 O&D % of Net Revenue VF Nike* Liz Claiborne LS&CO. Ralph Lauren Source: public filings, Capital IQ as of Jan 2008; Note: Gross margin may not be comparable among peer companies O&D = SG&A - A&P.

Focus on: Cash flow from operations Building brands Expanding retail network Caution: Consumer spending and economic outlook 2008 Outlook